EXHIBIT 10.2

AMENDMENT No. 2

to the

FRAMEWORK AGREEMENT FOR CREDIT PRODUCTS and AMENDMENT No. 1

(hereinafter referred to as “Framework Agreement” and “Amendment No. 1”)

between

L. Kellenberger & Co. AG

Heiligkreuzstrasse 28, 9009 St. Gallen

(hereinafter referred to as “the Borrower”; date of the Borrower’s signature on the Framework Agreement under the former name L. Kellenberger & Co. AG Maschinenfabrik, St. Gallen: 20. August 2009; date of the Borrower’s signature on the Amendment No. 1 under the former name L. Kellenberger & Co. AG Maschinenfabrik, St. Gallen: 10. December 2009)

and

CREDIT SUISSE AG

Mailing address:  P.O. Box 358, 9001 St. Gallen

Contact address:  St. Leonhardstrasse 3, 9000 St. Gallen

(the lender, hereinafter referred to as the “Bank”; date of the Bank’s signature on the Framework Agreement: 12. August 2009; date of the Bank’s signature on the Amendment No. 1: 19. November 2009)

The Framework Agreement is herewith amended and / or modified as follows:

1. Negative Pledge Clause

The Negative Pledge Clause under Borrower’s Negative Obligations is fully deleted and replaced by the following clause

Borrower’s Negative Obligations

•      Negative Pledge Clause

The Borrower undertakes, to the extent permitted by law, to refrain from providing new or additional collateral in favour of a third party to secure existing or future liabilities or the Borrower or a third party except cash credits up to an amount of CHF 5’000’000.00 secured by mortgage notes (“Namenschuldbriefe”) on Land Register Biel, no. 9443, Mohnweg 5, 2500 Biel/Bienne.

2. Applicable Law and	This Amendment No. 2 is subject to and shall be construed in

Place of Jurisdiction

accordance with Swiss law.

The Borrower recognizes the exclusive jurisdiction of the courts of Zurich or of the location of the branch of the Bank with which the contractual relationship exists. The Bank also has the right to bring legal action against the Borrower before any other competent court.

7. Issuance / Signing of this Agreement	This Amendment No. 2 is drawn up in two copies. The Borrower and the Bank shall each receive one copy.

CREDIT SUISSE AG		L. Kellenberger & Co. AG

/S/ ARMIN SIGNER	/S/CHRISTIAN KUNZ	/S/ JURG KELLENBERGER	/S/ PETER HUERSCH
Armin Signer	Christian Kunz	Jurg Kellenberger	Peter Huersch

St. Gallen, 19. August 2010		St. Gallen, 31. August 2010